GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the

Goldman Sachs Large Cap Growth Insights Fund

(the “Fund”)

Supplement dated January 23, 2020 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (the “SAI”),

each dated February 28, 2019, as supplemented to date

At a special meeting of the shareholders of the Goldman Sachs Trust held on January 23, 2020, the Fund’s shareholders approved a proposal to change the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and eliminated a related fundamental investment restriction. Accordingly, effective immediately, the Fund is “non-diversified” and may invest a greater portion of its assets in one or more issuers or in fewer issuers than “diversified” mutual funds.

Effective immediately, the Fund’s Prospectuses, Summary Prospectuses and SAI are revised as follows:

The following is added as the last paragraph in the “Goldman Sachs Large Cap Growth Insights Fund—Summary—Principal Strategy” section of the Prospectuses and “Principal Strategy” section of the Summary Prospectuses:

THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (“INVESTMENT COMPANY ACT”), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN ONE OR MORE ISSUERS OR IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

In the “Goldman Sachs Large Cap Growth Insights Fund—Summary—Principal Risks of the Fund” section of the Prospectuses and the “Principal Risks of the Fund” section of the Summary Prospectuses, the following risk is added below “Market Risk”:

Non-Diversification Risk. The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

The following is added as the last paragraph in the “Investment Management Approach—Principal Investment Strategies—Large Cap Growth Insights Fund” section of the Prospectuses:

THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT, AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN ONE OR MORE ISSUERS OR IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

The following is added to the existing rows to the “Goldman Sachs Large Cap Growth Insights Fund” column in the table under the “Risks of the Funds” section of the Prospectuses:

✓	Principal Risk
•	Additional Risk

Large Cap Growth Insights Fund

Non-Diversification	✓

In the “Risks of the Fund” section of the Prospectuses the following risk is added below “NAV Risk”:

Non-Diversification Risk — The Large Cap Growth Insights Fund is non-diversified, meaning that the Fund is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

The following replaces the third sentence under the “Investment Objectives and Policies” section of the SAI:

Each Fund, other than the Large Cap Growth Insights Fund, is a diversified open-end management company as defined in the Investment Company Act of 1940, as amended (the “Act”). The Large Cap Growth Insights Fund is a non-diversified, open-end management company as defined in the Act.

The following is added to the “Description of Investment Securities and Practices” section of the SAI:

Non-Diversified Status

The Large Cap Growth Insights Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. Because the Fund is “non-diversified” under the Act, it is subject only to certain federal tax diversification requirements. Pursuant to such requirements, the Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.

The following replaces the eighth restriction in the “Investment Restrictions—Fundamental Investment Restrictions” section of the SAI:

All Funds except the Large Cap Growth Insights Fund, Imprint Emerging Markets Opportunities Fund, and the ESG Emerging Markets Equity Fund

(8) Make any investment inconsistent with the Fund’s classification as a diversified company under the Act.

This supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

DOMINS1TBDSTK 01-20